                                                                  EXECUTION COPY



                                   FOURTH AMENDMENT
                                     AND CONSENT
                                     RELATING TO
                               ASSET PURCHASE AGREEMENT
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes



          THIS FOURTH AMENDMENT AND CONSENT dated as of May 30, 1997 (the "FOURTH AMENDMENT") Relating to the ASSET PURCHASE AGREEMENT, dated as of December 28, 1995 and amended as of June 12, 1996, December 20, 1996 and January 17, 1997 (the "AGREEMENT") among Morgan Guaranty Trust Company of New York (successor to J.P. Morgan Delaware), as administrative agent (the "AGENT") and each of the parties (collectively, the "APA PURCHASERS") who has (i) executed a signature page to the Agreement or (ii) executed an Assignment of Purchase Commitment, is by and among the parties listed above. Capitalized terms used in this Fourth Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                       RECITALS

          WHEREAS, the Agent and the APA Purchasers desire to amend the Agreement to extend each APA Purchaser's Purchase Termination Date and the Expiry Date; and

          WHEREAS, the APA Purchasers also desire to amend the definition of "Purchase Price" contained in Section 2(c) of the Agreement; and

          WHEREAS, in a Second Amendment and Consent relating to the Note Purchase Agreement dated the date hereof, the parties thereto have agreed to amend the Note Purchase Termination Event contained in Section 2.08(g) of the Note Purchase Agreement; and

          WHEREAS, in accordance with the provisions of Section 13(l) of the Agreement, Delaware Funding Corporation and Arcadia Financial Ltd. (formerly Olympic Financial Ltd.) ("OFL") are willing to consent to this Fourth Amendment upon the terms provided for herein; and

          WHEREAS, pursuant to Section 7(b) of the Agreement, the Agent is required to obtain the consent of the Majority Purchasers before consenting to amendments to the Note Purchase Termination Event in Section 2.08(g) of the Note Purchase Agreement and to the Sale and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. EXTENSION OF PURCHASE TERMINATION DATE; AMENDED SIGNATURE PAGES. The APA Purchasers who execute the attached signature pages hereby consent to either (i) in the case of an APA Purchaser who notified the Agent on or before May 27, 1997 of its determination to terminate its Purchase Commitment on June 30, 1997, the Purchase Termination Date for such APA Purchaser being June 30, 1997 as specified on the appropriate signature page, and (ii) in the case of an APA Purchaser who did not so notify the Agent, the extension of the optional termination date provision of such APA Purchaser's Purchase Termination Date to the date specified on the appropriate signature page. The signature pages attached to this Fourth Amendment as Exhibit A shall supersede the signature pages to the Agreement dated January 17, 1997, and from and after the date of this Fourth Amendment all references to the signature pages of the Agreement shall refer to the signature pages attached as Exhibit A to this Fourth Amendment.

          SECTION 2. EXTENSION AND AMENDMENT OF THE "EXPIRY DATE." The definition of "Expiry Date" in the last paragraph of Section 13(i) of the Agreement is hereby amended to read as follows:

          For purposes of this Asset Purchase Agreement, "EXPIRY DATE" shall mean, for each APA Purchaser (other than those APA Purchasers who notified the Agent on or before May 27, 1997 of their determination to terminate their Purchase Commitments on June 30, 1997), the earlier of (i) December 19, 1997 or (ii) August 29, 1997, but only if either (a) such APA Purchaser determines, in its sole and absolute discretion, to terminate its Purchase Commitment hereunder and so notifies the Agent and OFL in writing on or before July 31, 1997 or (b) DFC terminates its Purchase Commitment under the Note Purchase Agreement,

          SECTION 3. AMENDMENT OF PURCHASE PRICE. In accordance with the provisions of Section 13(1) of the Agreement, the parties, with the consent of OFL, desire to amend the "Purchase Price" as defined in the last sentence of the first paragraph of Section 2(c) of the Agreement by deleting at the end of such paragraph "9%" and replacing it with "12%".

          SECTION 4. CONSENT TO AMENDMENTS TO OTHER AGREEMENTS. In accordance with the provisions of Section 7(b) of the Agreement, all of the Purchasers who execute the attached signature pages hereby consent to (i) Second Amendment and Consent Relating to Note Purchase Agreement and (ii) Amendment No. 4 to Sale and Servicing Agreement, each dated the hereof, substantially in the forms attached to this Fourth Amendment as Exhibits B and C.

          SECTION 5. EFFECTIVENESS. The amendments provided for by this Fourth Amendment shall become effective as of May 30, 1997, upon receipt by the Agent of (i) counterparts of this Fourth Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the Second Amendment and Consent Relating to Note Purchase Agreement dated the date hereof have been satisfied and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 6. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Fourth Amendment. This Fourth Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Fourth Amendment, as though the terms and obligations of the Agreement were set forth herein.

          SECTION 7. PRIOR UNDERSTANDINGS. This Fourth Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 8. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 9. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:
                                   ------------------------
                                   Title:



Acknowledged and consented to:
May 30, 1997

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By:
    ------------------------
    Authorized Signatory


    ------------------------
    Title


ARCADIA FINANCIAL LTD.


By:
    ------------------------
    Authorized Signatory


    ------------------------
    Title

                                                                       EXHIBIT A

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement

                            Dated as of December 28, 1995
                             Amended as of June 12, 1996
                           Amended as of December 20, 1996
                            Amended as of January 17, 1997
                              Amended as of May 30, 1997



                                        Morgan Guaranty Trust Company of
                                          New York,
                                          as Agent and as Administrative
                                          Agent



                                        By:
                                            ------------------------
                                            Authorized Signature


                                            ------------------------
                                            Title

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  37.78%

SECTION 2.

     Maximum Purchase:  $85,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*



                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK
                              500 Stanton Christiana Road
                              Newark, Delaware 19713-2107


                              By:
                                   ------------------------
                                   Authorized Signature



                                   ------------------------
                                   Title






-----------------------
*    At the option of the APA Purchaser named above, August 29, 1997.

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  6.67%

SECTION 2.

     Maximum Purchase:  $15,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:  June 30, 1997



                              THE BANK OF NOVA SCOTIA,
                                ATLANTA AGENCY
                                Suite 2700
                                600 Peachtree Street, N.E.
                                Atlanta, Georgia  30308


                              By:
                                  ------------------------
                                  Title:


                              By:
                                  ------------------------
                                  Title:

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  11.11%

SECTION 2.

     Maximum Purchase:  $25,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:  June 30, 1997



                              COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH 311 S. Wacker Drive
                              Chicago, Illinois  60606


                              By:
                                  ------------------------
                                  Title:


                              By:
                                  ------------------------
                                  Title:

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  22.22%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:     December 19, 1997*



                              HARRIS TRUST AND SAVINGS BANK
                                 111 West Monroe Street
                                 P.O. Box 755
                                 Chicago, Illinois  60690


                              By:
                                  ------------------------
                                  Title:


                              By:
                                  ------------------------
                                  Title:



-----------------------
*    At the option of the APA Purchaser named above, August 29, 1997.

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  22.22%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*



                              BANCO SANTANDER, NEW YORK BRANCH
                                 453 East 53rd Street
                                 New York, New York  10022


                              By:
                                  ------------------------
                                  Title:


                              By:
                                  ------------------------
                                  Title:



-----------------------
*    At the option of the APA Purchaser named above, August 29, 1997.